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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into Three-Five Systems, Inc. and subsidiaries' previously filed Registration Statement File Numbers 333-49274, 333-87875, 33-88706, 333-57933, 33-77600, 33-76090, 33-36968, 333-32795 and
333-50689.


                                                 /s/ARTHUR ANDERSEN LLP

Phoenix, Arizona
March 9, 2001